REVENUE	3 Months Ended
Mar. 31, 2022
REVENUE

10. REVENUE

Under the terms of the Company’s concentrate sales contracts, lead–silver and zinc–silver concentrates are sold on a provisional pricing basis whereby sales are recognized at prevailing metal prices when the revenue recognition criteria have been met, namely when title and the risks and rewards of ownership have transferred to the customer. Final pricing of each delivery is not determined until one to four months post-delivery. The price recorded at the time of sale may differ from the actual final price received from the customer due to changes in market prices for metals. The price volatility is considered an embedded derivative in trade receivables. The embedded derivative is recorded at fair value by mark-to-market adjustments at each reporting period until settlement occurs, with the changes in fair value recorded in revenue.

The Company recognized the following amounts related to revenue:

	Three months ended
	March 31	March 31
	2022	2021
	$	$
Concentrate revenue from contracts with customers	7,757	9,844
Provisional pricing adjustments on concentrate sales	739	(63)
Total revenue	8,496	9,781

The following table sets out the disaggregation of revenue by metal:

	Three months ended
	March 31	March 31
	2022	2021
	$	$
Concentrate revenue:
Silver	4,498	6,601
Lead	1,138	1,313
Zinc	2,860	1,867
Total revenue	8,496	9,781

The Company has offtake agreements with Trafigura Mexico, S.A. de C.V. (“Trafigura”), a subsidiary within the Trafigura group of companies. Due to the availability of alternative processing and commercialization options for its concentrate, the Company believes it would suffer no material adverse effect if it lost the services of Trafigura.

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021

(in thousands of U.S. dol lars, except share and per share data)